EXHIBIT 10.44

6-1162-CHL-048

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Rescheduled Aircraft Agreement

Reference: Purchase Agreement Nos. 1951, 2333, 2211, 2060, and 2061 (the Purchase Agreement or the Purchase Agreements) between The Boeing Company (Boeing) and Continental Airlines, Inc. relating to Model 737-724, 737-824, 737-924, 757-324, 767-224, 767-424, and 777-224 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreements.

1. Rescheduled Delivery of Aircraft.

Customer has requested and Boeing has agreed to reschedule the delivery dates for certain Aircraft (the Rescheduled Aircraft) as set forth in Attachment A to this Letter Agreement. Customer shall take delivery of each Rescheduled Aircraft in accordance with the terms of the respective Purchase Agreement during the Revised Schedule Month specified in Attachment A to this Letter Agreement.

2. Aircraft Purchase Price.

The Aircraft Price for the Rescheduled Aircraft, including the Escalation Adjustment, shall be calculated in accordance with the relevant Purchase Agreement using the Revised Schedule Month for the Rescheduled Aircraft set forth in Attachment A to this Letter Agreement. As a result of the change in Bureau of Labor Statistics (BLS) methodology of calculating the Average Hourly Earnings (AHE) for the aircraft engine and engine parts industry, the Engine Price and applicable Supplemental Exhibit EE1 or EE2 will be adjusted to current pricing including applicable adjustments to forecast escalation and escalation methodology.

3. Advance Payment Matters.

3.1 Advance Payments Adjustments for Aircraft. Advance Payment Base Prices and advance payment schedules for the Rescheduled Aircraft will be adjusted to reflect the Revised Schedule Month and use the latest escalation factors available to Boeing. Notwithstanding Letter Agreement 6-1162-GOC-131R3 to PA 1951, "Special Matters", dated May 23, 2001 advance payment schedules for all Rescheduled Aircraft shall be at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the Advance Payment Base Price and Boeing will adjust the advance payment schedule for any Rescheduled Aircraft as necessary to achieve a minimum [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% advance payment schedule as specified in paragraph 9, "Advance Payments", of Letter Agreement 6-1162-GOC-136, "Certain Long Term Contractual Matters" dated October 10, 1997. Boeing will retain all advance payments received to date for these Rescheduled Aircraft and shall apply these retained advance payments to Customer's future advance payment requirements on the Rescheduled Aircraft as directed by Customer.

3.2 Effective Date for Advance Payment Calculations. For the purpose of calculating advance payments and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the effective date of the rescheduling and substitution of the Rescheduled Aircraft shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. Right of First Refusal for Additional Aircraft Requirements.

In recognition of the significant financial impact to Boeing resulting from rescheduling these Rescheduled Aircraft, Customer hereby agrees to[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The foregoing right of first refusal shall not be construed to apply to the following aircraft or transactions:

    aircraft acquired by Customer through a merger with or acquisition of a certified air carrier (or all or substantially all of such air carrier's assets so long as a material portion of the assets being acquired consist of assets other than aircraft) operating such aircraft at the time of merger or acquisition, or having firm purchase agreements for the acquisition thereof; or
    the renegotiation by Customer of aircraft leases with unexpired lease terms to replace older leased aircraft with newer leased aircraft provided by one or more third parties or to reduce the number of leased aircraft in Customer's fleet, so long as after giving effect to such transactions, there is no material net increase in the lease term or the number of leased aircraft in Customer's fleet or a resulting adverse impact on Customer's acquisition of the Rescheduled Aircraft; or
    aircraft currently leased by the Customer or any of its subsidiaries (including any extensions of the lease term or purchase of such aircraft).

5. Option Aircraft.

Customer's Option Aircraft delivery positions are hereby revised in accordance with the schedule in Attachment B to this Letter Agreement to accommodate Customer's request and changes to Boeing's production schedules necessitated by the rescheduling of the Rescheduled Aircraft.

6. BFE/SPE and Vendor Charges.

Customer shall be solely responsible for payment of any BFE/SPE or vendor charges levied in connection with rescheduling the month of delivery of the Rescheduled Aircraft.

7. Engine Manufacturer Charges.

Except for the Model 737-724, 737-824 and 737-924 Aircraft, Customer has obtained the engine manufacturer's consent to reschedule the Rescheduled Aircraft and shall provide written concurrence from the engine manufacturer if requested by Boeing. Customer shall be solely responsible for any engine manufacturer's charges associated with the Rescheduled Aircraft.

8. Creditors and Financial Institutions.

Customer has obtained all required consents or agreements from any parties with a financial interest in the Rescheduled Aircraft or this Purchase Agreement with respect to the Rescheduled Aircraft and has provided written concurrence from such parties. Customer shall be solely responsible for any charges levied by such parties with respect to the rescheduling of the Rescheduled Aircraft.

9. Purchase Agreement Revision.

This Letter Agreement will be the definitive agreement relative to the Rescheduled Aircraft. Boeing will provide Customer with applicable revisions to the Purchase Agreements to administratively incorporate this Letter Agreement and the effects thereof with the expectation that Boeing and Customer will finalize such supplemental agreements within 30 days of the execution of this Letter Agreement. Except as specifically set forth in this Letter Agreement, the rights and obligations of the parties under the terms and conditions of the Purchase Agreements remain in full force and effect.

10. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement and the attachments hereto as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity; provided that the Customer may disclose this Letter Agreement to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], for the purpose of obtaining its consent under the Credit Agreement dated as of January 12, 2001.

Very truly yours,

THE BOEING COMPANY

By       /s/ Henry H. Hart

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:     Feb. 8           , 2002

Continental airlines, inc.

By    /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer

RESCHEDULED AIRCRAFT

Model 737-724 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	31634	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	31606
3	31635
4	31607
5	31636
6	31637
7	31664
8	32826
9	31638
10	31665
11	32827
12	31639
13	31666
14	32828
15	32829

Model 737-824 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	31596	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	31597
3	31598
4	31599
5	31600
6	31601
7	31602
8	31603
9	31604
10	32832
11	31605
12	31633
13	32833
14	32834
15	32835
16	32836
17	33451
18	33452
19	33453
20	33454
21	33455
22	33456
23	33457
24	33458
25	33459
26	33460
27	33461
28	33527
29	33528
30	33529
31	33530
32	33531
33	33532
34	33533
35	33534
36	33535
37	33536
38	33537

Model 737-924 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	30130	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	30131
3	30132

Model 757-324 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	32814	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	32815
3	32816
4	32817
5	32818
6	32819
7	32820
8	32821
9	32822
10	32823
11	32824

Model 767-424 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	29466	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	29468
3	29467
4	29469

Notes:

Pursuant to Customer's request, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

OPTION AIRCRAFT

Model 737-724 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	Apr-03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	May-03
3	Jun-03
4	Jul-03
5	Aug-03
6	Sep-03
7	Oct-03
8	Nov-03
9	Dec-03
10	Jan-04
11	Feb-04
12	Mar-04
13	May-04
14	Jul-04
15	Sep-04
16	Oct-04
17	Nov-04
18	Dec-04
19	Jan-05
20	Mar-05
21	May-05
22	Jul-05
23	Sep-05
24	Nov-05

Model 737-824 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35

Model 737-924 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11
12

Model 757-324 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11

Model 767-224 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6

Model 777-224 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4

Notes:

Pursuant to Customer's request, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].